Exhibit 99.2

Parker Hannifin Corporation

Quarterly Earnings Release 2nd Quarter FY 2005

January 18, 2005

Forward Looking Statements

Forward-Looking Statements:

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company’s ability to achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment projections. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; and global economic factors, including currency exchange rates, difficulties entering new markets and general economic conditions such as inflation and interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Non-GAAP Financial Measure

This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and divestitures made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and divestitures and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Discussion Agenda

Financial Highlights

Influences on Sales & Earnings WIN Strategy Balance Sheet & Cash Flow Trends Outlook Questions & Answers

Financial Highlights

EPS - 2nd Quarter and YTD as of Dec 31, 2004 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00

2Q FY 05 2Q FY 04 YTD FY 05 YTD FY 04 $1.41 $0.47 $2.52 $0.95

- 2Q FY 05 includes $0.47 from discontinued operations.

- 2Q FY 04 includes $0.02 from discontinued operations.

- YTD FY 05 includes $0.49 from discontinued operations and was reduced by $.07 for an investment write down and a pension curtailment loss.

- YTD FY 04 includes $0.04 from discontinued operations.

Financial Highlights

Sales – 2nd Quarter and YTD through December 31

2nd Quarter YTD

FY05 FY04 FY05 FY04

Sales $1,942.9 $1,593.3 $3,862.9 $3,155.4

% change 21.9% 22.4%

Sales from acquisitions & divestitures $112.3 $11.2 $166.7 $21.7

Sales without acquisitions & divestitures $1,830.6 $1,582.1 $3,696.2 $3,133.8

% change 15.7% 17.9%

Currency effects $58.7 $101.2

Sales without acquisitions, divestitures & currency $1,771.9 $1,582.1 $3,595.0 $3,133.8

% change 12.0% 14.7%

Significant Influences on Sales

Continued Industrial End Market Strength

Aerospace

Commercial Defense

Globalization Trends

Parker New Order Rates

Industrial North America

30 20 10 0 -10 -20 -30 -40

J O

J 9 6

A J O

J 9 7

A J O

J 9 8

A J O

J 9 9

A J O

J 0 0

A J O

J 0 1

A J O J 0 2

A J O J 0 3

A J O J A 0 4 J O

Current month vs. prior year

Parker New Order Rates

Industrial R.O.W.

30 25 20 15 10 5 0 -5 -10 -15

J O J 9 6

A J O J 9 7

A J O J 9 8

A J O J 9 9

A J O J 0 0

A J O J 0 1

A J O J 0 2

A J O J 0 3

A J O J 0 4

A J O

Current month vs. prior year

Parker New Order Rates

Climate & Industrial Controls

4

30 25 20 15 10 5 0 -5 -10 -15 -20

J O J 0 2

A J O J 0 3

A J O J 0 4

A J O

Current month vs. prior year

Parker New Order Rates

Aerospace

30 20 10 0 -10 -20 -30

J O J 9 6

A J O J 9 7

A J O J 9 8

A J O J 9 9

A J O J 0 0

A J O J 0 1

A J O J 0 2

A J O J 0 3

A J O J 0 4

A J O

Average last 12 months orders to previous 12 months orders

Influences on Earnings

Increased Volume

Win Strategy

Restructuring/Move to Low Cost Countries

Sales Mix – Aerospace

Segment Reporting Industrial North America

FY2005 FY2004

2nd Qtr YTD 2nd Qtr YTD

Sales

As reported $819.2 $1,651.6 $685.4 $1,353.2

% change 19.5% 22.1%

Acquisitions & Divestitures $37.8 $52.8 $5.3 $9.9

without Acquisitions & Divestitures $781.4 $1,598.8 $680.1 $1,343.3

% change 14.9% 19.0%

Currency effects $3.4 $5.0

without Acquisitions, Divestitures, & Currency $778.0 $1,593.8 $680.1 $1,343.3

% change 14.4% 18.6%

Operating Margin

As reported $99.9 $219.7 $48.8 $91.9

% of sales 12.2% 13.3% 7.1% 6.8%

Segment Reporting Industrial Rest of World

FY 2005 FY 2004

2nd Qtr YTD 2nd Qtr YTD

Sales

As reported $583.2 $1,132.2 $441.4 $863.3

% change 32.1% 31.2%

Acquisitions & Divestitures $43.5 $82.9

without Acquisitions & Divestitures $539.7 $1,049.3 $441.4 $863.3

% change 22.3% 21.5%

Currency effects $46.1 $80.2

without Acquisitions, Divestitures, & Currency $493.6 $969.1 $441.4 $863.3

% change 11.8% 12.3%

Operating Margin

As reported $ 61.6 $ 128.1 $ 29.6 $ 61.0

% of sales 10.6% 11.3% 6.7% 7.1%

Segment Reporting Aerospace

FY 2005 FY 2004

2nd Qrt YTD 2nd Qrt YTD

Sales

As reported $327.0 $658.1 $289.8 $574.4

% change 12.8% 14.6%

Acquisitions & Divestitures

without Acquisitions & Divestitures $327.0 $658.1 $289.8 $574.4

% change 12.8% 14.6%

Currency effects $1.7 $3.2

without Acquisitions, Currency, & Divestitures $325.3 $654.9 $289.8 $574.4

% change 12.2% 14.0%

Operating Margin

As reported $49.5 $100.8 $34.8 $72.3

% of sales 15.2% 15.3% 12.0% 12.6%

Segment Reporting Climate & Industrial Controls

FY 2005 FY 2004

2nd Qtr YTD 2nd Qtr YTD

Sales

As reported $176.5 $342.0 $144.7 $300.6

% change 22.0% 13.8%

Acquisitions & Divestitures $31.0 $31.0

without Acquisitions & Divestitures $145.5 $311.0 $144.7 $300.6

% change 0.6% 3.5%

Currency effects $4.1 $6.1

without Acquisitions, Divestitures, & Currency $141.4 $304.9 $144.7 $300.6

% change -2.3% 1.4%

Operating Margin

As reported $8.9 $24.7 $10.5 $28.0

% of sales 5.0% 7.2% 7.2% 9.3%

Segment Reporting Other

FY 2005 FY 2004

2nd Qtr YTD 2nd Qtr YTD

Sales

As reported $37.0 $79.0 $32.0 $63.9

% change 15.5% 23.6%

Acquisitions & Divestitures $5.9 $11.8

without Acquisitions & Divestitures $37.0 $79.0 $26.1 $52.1

% change 41.8% 51.6%

Currency effects $3.5 $6.8

without Acquisitions, Divestitures & Currency $33.5 $72.3 $26.1 $52.1

% change 28.5% 38.6%

Operating Margin

As reported $4.7 $11.5 $1.0 $3.2

% of sales 12.8% 14.6% 3.1% 4.9%

Balance Sheet Summary

Cash

Working Capital

Inventory

Accounts Receivable

PP & E

Shareholders Equity

Financial Leverage

Debt to Debt Equity

38.0% 36.0% 34.0% 32.0% 30.0% 28.0% 26.0% 24.0% 22.0% 20.0%

Target

24.0%

FY99 FY00 FY01 FY02 FY03 FY04 Q2 FY05

Strong Cash Flow

FY05 YTD $352

Operating Cash Flow

$800 $700 $600 $500 $400 $300 $200 $100 $0

538

631

12.0% 10.0% 8.0% 6.0% 4.0%

% to Sales

FY 99 FY 00 FY 01 FY 02 FY 03 FY 04

FY 2005 Earnings Outlook Assumptions Segment Sales & Operating Income

FY 2005 Sales change vs. FY 2004

NA Industrial 15.5% - 17.0%

Industrial ROW 14.0% - 15.5%

Aerospace 8.0% - 9.5%

CIC 18.0% - 19.0%

Other 21.0% - 23.0%

FY 2005 Change in Operating Margin percentage vs. Basis points

FY 2004

NA Industrial 355 - 425

Industrial ROW 240 - 340

Aerospace 120 - 150

CIC 0 - 0

Other 550 - 600

FY 2005 Earnings Outlook Assumptions below Operating Margin

Corporate Admin. Interest Expense Other Exp. (Income) Tax Rate

5% to 6% vs. FY 2004

-7% to -9% vs. FY 2004

+150% to +170% vs. FY 2004

30.0%

Earnings Outlook

Fiscal Year 2005 3rd Quarter EPS Range $1.10 - $1.30

Fiscal Year 2005 EPS Range $4.75 - $5.15

(Includes $0.49 From Discontinued Operations)

Forecast Risks

Raw Material Price Increases Interest Rates Aerospace Recovery Semiconductor Industry Heavy Duty Truck Stability

Questions & Answers...

Appendix

FY 2005 Income Statements

Income Statement – 2ndQuarter

FY 2005 FY 2004

% of Sales % of Sales

Net sales $1,942.9 100.0% $1,593.3 100.0%

Cost of sales 1,546.4 79.6% 1,313.8 82.5%

Gross profit 396.5 20.4% 279.5 17.5%

S, G & A 220.8 11.4% 183.5 11.5%

Interest expense (17.3) -0.9% (17.3) -1.1%

Interest & other income 1.6 0.1% (0.8) 0.0%

(15.7) -0.8% (18.0) -1.1%

Income from Cont’g Operations b/f taxes 160.0 8.2% 78.0 4.9%

Income taxes 46.2 2.4% 24.5 1.5%

Income from Cont’g Operations $113.9 5.9% $53.5 3.4%

Discontinued Operations $57.3 2.9% $2.3 0.1%

Net Income $171.1 8.8% $55.8 3.5%

Income Statement – YTD

FY 2005 FY 2004

% of Sales % of Sales

Net sales $3,862.9 100.0% $ 3,155.4 100.0%

Cost of sales 3,056.8 79.1% 2,596.7 82.3%

Gross profit 806.1 20.9% 558.8 17.7%

S, G & A 418.0 10.8% 358.4 11.4%

Interest expense (33.5) -0.9% (39.0) -1.2%

Interest & other income (9.2) -0.2% (2.4) -0.1%

(42.7) -1.1% (41.4) -1.3%

Income from Cont’g Operations b/f taxes 345.4 8.9% 158.9 5.0%

Income taxes 101.0 2.6% 51.0 1.6%

Income from Cont’g Operations $244.4 6.3% $107.9 3.4%

Discontinued Operations $59.5 1.5% $4.6 0.1%

Net Income $303.9 7.9% $112.5 3.6%